                              THIRTEENTH AMENDMENT
                              --------------------

         This Thirteenth Amendment to that certain lease (this "THIRTEENTH AMENDMENT") dated as of the 15 day of June, 1999, between HUB PROPERTIES TRUST, a Maryland real estate investment trust ("LANDLORD") and CORVAS INTERNATIONAL, INC., a Delaware corporation ("TENANT").

         WHEREAS, Hartford Accident and Indemnity Company (the "ORIGINAL LANDLORD") and Corvas, Inc. (the "ORIGINAL TENANT") entered into a certain lease dated March 28, 1989 of a portion of the premises located at 3030 Science Park Road, San Diego, California (the "PROPERTY"), as amended by certain Lease Amendments dated March 23, 1990 and May 18, 1990; and

         WHEREAS, Corvas International, Inc., a California corporation ("CORVAS") succeeded to the interests of Original Tenant under the lease as set forth in Consent to Assignment of Lease dated March 13, 1991; and

         WHEREAS, Original Landlord and Corvas entered into a Third Lease Amendment dated May 16, 1991; Fourth Lease Amendment dated January 21, 1992; Fifth Lease Amendment dated April 15, 1992; Sixth Lease Amendment dated July 16, 1992; and Seventh Lease Amendment dated January 18, 1993;

         WHEREAS, Tenant succeeded to the interest of Corvas as set forth in Consent to Assignment of Lease dated September 14, 1993; and

         WHEREAS, Talcott Realty I Limited Partnership succeeded to the interest of Original Landlord; and

         WHEREAS, Talcott and Tenant entered into an Eighth Lease Amendment dated July 7, 1995 and a Ninth Lease Amendment dated March 15, 1996; and

         WHEREAS, Landlord has succeeded to the interest of Talcott as set forth in Assignment and Assumption of Leases, Contracts and Other Property Interests dated December 5, 1996; and

         WHEREAS, Landlord and Tenant entered into a Tenth Amendment to Lease dated May 12, 1997; Eleventh Amendment to Lease dated April 23, 1998; and Twelfth Amendment to Lease dated March 9, 1999; and

         WHEREAS, for purposes of this Thirteenth Amendment, the above-referenced lease dated March 28, 1989 as amended on March 23, 1990; May 18, 1990; May 16, 1991; January 21, 1992; April 15, 1992; July 16, 1992; January
18, 1993; July 7, 1995; March 15, 1996, May 12, 1997; April 23, 1998, and March
9, 1999 shall be hereinafter defined collectively as "the LEASE"; and

         WHEREAS, Tenant desires to increase the size of the Premises by an additional 1,160 rentable square feet and Landlord is willing to agree to such expansion upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant agree that the Lease is hereby amended as follows:

         1. The definition of "PREMISES" shall be amended by adding the following to the definition as amended in Section l(a) of the Eighth Lease
Amendment: "(the "EXISTING SPACE") and, commencing on the Suite 201(E) Commencement Date (as hereinafter defined) and thereafter for the remainder of the term, the Existing Space plus 1,160 rentable square feet of area ("SUITE 201E").

         2. The definition of "BASE RENT" set forth in Section II.G of the Lease shall be amended by deleting all rent set forth in the Lease from the date 10/01/98 and thereafter and inserting the following in its place:

                                            BASE RENT
                 LEASE PERIOD               PER ANNUM
                 ------------               ---------

        "10/01/98 to 05/31/99:              $1,005,934.48
         06/01/99 to 09/30/99:              $1,038,646.48
         10/01/99 to 09/30/00:              $  883,562.40
         10/01/00 to 09/30/01:              $  914,487.08
         10/01/01 to 09/30/02:              $  946,494.03
         10/01/02 to 09/30/03:              $  979,621.43
         10/01/03 to 09/30/04:              $1,013,908.18
         10/01/04 to 09/30/05:              $1,049,394.96
         10/01/05 to 09/30/06:              $1,086,123.79"

         3. The definition of "MONTHLY INSTALLMENTS OF BASE RENT" set forth in
Section II.H of the Lease shall be amended by deleting all rent set forth in the Lease from the date 10/01/98 and thereafter and inserting the following in its place:

                                            BASE RENT
                 LEASE PERIOD               PER MONTH
                 ------------               ---------

        "10/01/98 to 05/31/99:              $ 83,827.87
         06/01/99 to 09/30/99:              $ 86,553.88
         10/01/99 to 09/30/00:              $ 73,630.20
         10/01/00 to 09/30/01:              $ 76,207.26
         10/01/01 to 09/30/02:              $ 78,874.51
         10/01/02 to 09/30/03:              $ 81,635.12
         10/01/03 to 09/30/04:              $ 84,492.35
         10/01/04 to 09/30/05:              $ 87,449.58
         10/01/05 to 09/30/06:              $ 90,510.32"

         4. Section II.W.a.(a) of the Lease shall be amended by deleting all amounts listed from the date 10/01/98 and thereafter and inserting the following in its place:

                                            PER SQ. FT.
            LEASE PERIOD                    RATE
            ------------                    ----

        "10/01/98 to 05/31/99:              $33.34
         06/01/99 to 09/30/99:              $33.34 as to the Existing Space plus
                                              $28.20 as to Suite 201E
         10/01/99 to 09/30/00:              $28.20
         10/01/00 to 09/30/01:              $29.19
         10/01/01 to 09/30/02:              $30.21
         10/01/02 to 09/30/03:              $31.27
         10/01/03 to 09/30/04:              $32.36
         10/01/04 to 09/30/05:              $33.49
         10/01/05 to 09/30/06:              $34.67"

         5. Section II.D of the Lease shall be amended by inserting the following definition:

         "SUITE 201E COMMENCEMENT DATE. The Suite 201E Commencement Date shall be June 1, 1999. Landlord shall deliver and Tenant shall accept Suite 201E in "as is" condition. Tenant shall, at its sole cost and expense, have plans ("TENANT'S PLANS") prepared for the initial improvements to Suite 201E, and shall submit Tenant's Plans to Landlord for its approval (which approval shall not be unreasonably withheld or delayed). Any disapproval shall be accompanied by a specific statement of reasons therefor and Tenant shall promptly revise and resubmit such Plans in order to obtain Landlord's approval thereof. Promptly after approval of Tenant's Plans, Tenant shall exercise all reasonable efforts to complete the work specified therein (collectively "TENANT'S WORK") on or before June 1, 1999.

         6. Section II.P and Section 36 of the Lease of shall be amended to reflect the total number of unreserved Parking Spaces to be 105 spaces.

         7. Effective June 1, 1999, (i) Section 8 of the Twelfth Amendment to Lease dated March 9, 1999, by and between Landlord and Tenant shall be deleted in its entirety, and (ii) Section II.L. of the Lease shall be amended to reflect that Tenant shall, for the period commencing June 1, 1999 and expiring September 30, 1999, increase the amount of the Security Deposit required under the Lease and deliver to Landlord a second clean irrevocable Letter of Credit (the "JUNE 1 LETTER OF CREDIT") in the amount of $8,178.00; and, effective October 1, 1999, Tenant shall increase the amount of the Security Deposit for the period commencing October 1, 1999 and thereafter for the remainder of the term, and deliver to Landlord a third clean irrevocable Letter of Credit (the "OCTOBER 1 LETTER OF CREDIT") in the amount of $212,712.00, each being in a form acceptable to Landlord upon the following terms and conditions. The June 1 Letter of Credit and the October 1 Letter of Credit are hereinafter collectively referred to as the "LLC":

         The LLC shall (a) be unconditional and irrevocable and otherwise in form and substance satisfactory to Landlord; (b) be at all times in the amount of the Security Deposit, and shall permit multiple draws without a corresponding reduction in the amount of the LLC; (c) be issued by a commercial bank reasonably acceptable to Landlord from time to time; (d) be made payable to, and expressly transferable and assignable at no charge by, the owner from time to time of the Property (which transfer/assignment shall be conditioned only upon the execution by such owner of a written document in connection with such transfer/assignment; (e) be payable at sight upon presentment to a local branch of the issuer of a simple sight draft accompanied by a certificate of Landlord stating either that Tenant is in default under the Lease or that Landlord is otherwise permitted to draw upon such LLC under the express terms of the Lease, and the amount that Landlord is owed (or is permitted to draw) in connection therewith; and (f) shall either expire ninety (90) days following the expiration of the term of the Lease, or be replaced not less than thirty (30) days prior to the expiration of the then current LLC so that the original LLC or a replacement thereof shall be in full force and effect throughout the term of the Lease and for a period of ninety (90) days thereafter. Tenant shall deliver to Landlord any replacement LLC not less than thirty (30) days prior to the expiration of the then current LLC. If Landlord transfers the Security Deposit to any transferee of the Property or Landlord's interest therein, then such transferee shall be liable for the return of the Security Deposit, and Landlord shall be released from all liability for the return thereof. Notwithstanding anything in this Lease to the contrary, any grace period or cure periods which are otherwise applicable, shall not apply to any of the foregoing, and, specifically, if Tenant fails to comply with the requirements of subsection (f) above, Landlord shall have the immediate right to draw upon the LLC in full and hold the proceeds thereof as a cash security deposit. Each LLC shall be issued by a commercial bank that has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation. If the issuer's credit rating is reduced below P-2 (or equivalent) by Moody's Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor's Corporation, or if the financial condition of the issuer changes in any other materially adverse way, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute LLC that complies in all respects with the requirements of this Section, and Tenant's failure to obtain such substitute LLC within ten (10) days after Landlord's written demand therefor (with no other notice, or grace or cure period being applicable thereto) shall entitle Landlord to immediately draw upon the existing LLC in full, without any further notice to Tenant. Tenant warrants and represents that it has dealt with no broker in connection with the execution of this Thirteenth Amendment to Lease and Tenant agrees to indemnify Landlord and hold it harmless from and against any and all brokerage claims arising therefrom.

         8. Except as herein specifically amended, this Lease is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties have hereto executed this Thirteenth Amendment the date first abovewritten.

                                    LANDLORD:

                                    HUB PROPERTIES TRUST, a Maryland real estate investment trust

                                    By:      /S/ DAVID M. LEPORE
                                        ----------------------------------------
                                    Name: David M. Lepore
                                    Its: Sr. Vice President


                                     TENANT:

                                     CORVAS INTERNATIONAL, INC., a Delaware
                                     corporation

                                     By:      /S/ RANDALL E. WOODS
                                         ---------------------------------------
                                     Name:  Randall E. Woods
                                     Its:  President and CEO